Exhibit 10.10

ADDENDUM TO RETAINER AGREEMENT

THIS ADDENDUM supplements that certain Attorney Fee Agreement and contract of engagement (hereinafter, the "Agreement") made and entered into by and between e.Digital Corporation, (hereinafter, referred to as "e.Digital"), and HANDAL & ASSOCIATES, INC. (hereinafter referred to as "Attorney") effective on September 14, 2012.

I. Amended Scope of Engagement

In addition to the existing Scope of the Agreement, e.Digital further engages Attorney to represent it in connection with claims for, licensing and to recover damages, losses, and other appropriate relief related to e.Digital's:

(a)	Nunchi® Patent Portfolio constituting US Patent No's: 8,311,522; 8,306,514; 8,311,523; 8,311,524; 8,315,618; or 8,315,619 along with all related continuations, continuations in part, patent applications and patents.

(b)	MicroSignet Patent Portfolio constituting US Patent No.: 8,572,440 along with all related continuations, continuations in part, patent applications and patents.

II. What This Agreement Covers

This Addendum supplements the Agreement and except as set forth herein, no other modifications, express or implied, are deemed to be made to the Agreement.

III. No Guarantees or Representations

Attorney has made no representations or guarantees as to any ultimate outcome.

IV. Advice of Independent Lawyer

CLIENT HEREBY ACKNOWLEDGES THAT ATTORNEY HAS ADVISED THE CLIENT THAT CLIENT MUST HAVE AN INDEPENDENT LAWYER REVIEW THIS ADDENDUM AND ADVISE THE CLIENT AS TO ALL MATTERS SET FORTH HEREIN. CLIENT FURTHER ACKNOWLEDGES THAT IT HAS HAD AN INDEPENDENT LAWYER REVIEW THIS ADDENDUM WHO HAS ADVISED CLIENT ACCORDINGLY AND OR WAIVES SUCH RIGHT.

THE PARTIES HAVE READ AND UNDERSTAND THE FOREGOING TERMS AND AGREE TO THEM AS OF THE DATE ATTORNEY FIRST PROVIDED SE VICES. THE CLIENT SHALL RECEIVE A FULL EXECUTED DUPLICATE OF THIS ADDENDUM.

/s/ Alfred Falk	/s/ Anton Handal
Client: e.Digital Corporation	HANDAL & ASSOCIATES, INC/Anton Handal, Esq.